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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 29, 2007
              ____________________________________________________

                           EARTH SEARCH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   87-0437723
                      (IRS Employer Identification Number)

                            306 STONER LOOP ROAD, #6
                               LAKESIDE, MT  59922
                    (Address of principal executive offices)

                                 LARRY F. VANCE
                           EARTH SEARCH SCIENCES, INC.
                            306 STONER LOOP ROAD, #6
                               LAKESIDE, MT  59922
                     (Name and address of agent for service)

                                 (406) 751-5200
          (Telephone number, including area code of agent for service)


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SECTION  8  -  OTHER  EVENTS

ITEM  8.01  OTHER  EVENTS
-------------------------

Earth Search Sciences, Inc., [OTC/BB:ESSE], a leading provider of value-added
                              -----------
hyperspectral exploration services to the mineral, hydrocarbon and environmental industries, today announced that it intends to file notice with the SEC to remove extensive debt charges associated with the company's financial statements. The company's Board of Directors and outside legal counsel advised that a substantial amount of the current liabilities carried in the company's balance sheet can be eliminated by accounting standards compliant with the statute of limitations.

"Earth Search Sciences, Inc. and the company's auditors have received a legal opinion letter outlining the contracts entered into by Space Technology Development Corporation (STDC), a wholly-owned subsidiary of ESSI," said Larry Vance, Chairman of ESSI. "In essence, the legal opinion states that because STDC ceased operation on the contracts by November 2000, any breach of the contracts would have occurred more than seven years ago. Accordingly, the company has been advised that any future action arising out of the contracts should be barred by the statute of limitations."

ABOUT EARTH SEARCH SCIENCES

Earth Search Sciences, Inc.'s [OTC/BB:ESSE] revolutionary hyperspectral technology provides the ability to accurately read the chemical properties of surface substances from great altitudes and produce easily interpreted maps allowing the user to identify specific minerals and substances on the surface of the earth by their diagnostic reflectance patterns. Ultimately, this remote sensing capability identifies a greater number of exploration targets quickly and economically, monitors the environmental situation, and improves the probability of finding anomalies. Older, more conventional methods would take decades to cover the same area, and at a much greater cost. Within the realm of exploration, remote sensing does not replace the need for geological knowledge, geochemistry, geophysics, seismic, drilling, etc, which are some of the more conventional tools used for exploration.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EARTH SEARCH SCIENCES, INC.


                                   By:  /s/ Larry F Vance
                                        Larry F. Vance, Chairman/CEO


Date:  March  29,  2007


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